Exhibit 99.1

Next-Gen Proteomics Company Nautilus Biotechnology to List on Nasdaq Through Merger with Arya Sciences Acquisition Corp III

Nautilus Biotechnology has entered into a definitive merger agreement with Arya Sciences Acquisition Corp III (Nasdaq: ARYA). Upon closing, the combined company is expected to be listed on Nasdaq under the ticker symbol “NAUT”

Nautilus Biotechnology is expected to receive $350 million in proceeds through the business combination, including a $200 million fully committed PIPE led by Perceptive Advisors and other top-tier healthcare investors

The business combination is expected to be completed in the second quarter of 2021

A joint investor conference call to discuss the proposed transaction will be conducted today, February 8, 2021, at 8:00 AM ET

SEATTLE, WA / NEW YORK, NY, February 8, 2021 -- Nautilus Biotechnology, Inc. ("Nautilus Biotechnology" or “Nautilus”), a company pioneering a single-molecule protein analysis platform for quantifying the human proteome, and Arya Sciences Acquisition Corp III (Nasdaq: ARYA) (“Arya III”), a special purpose acquisition company or SPAC, sponsored by Perceptive Advisors, today announced they have entered into a definitive business combination agreement. Upon closing of the transaction, Arya III will redomicile as a Delaware corporation, be renamed Nautilus Biotechnology, Inc. and its common stock is expected to be listed on Nasdaq under the ticker symbol “NAUT” (the “Combined Company”).

In addition to the approximately $150 million held in Arya III’s trust account (assuming no redemptions are effected), a group of premier healthcare investors has committed to participate in the transaction through a common stock PIPE of approximately $200 million at $10 per share. Investors in the PIPE include lead investor Perceptive Advisors, an affiliate of Arya III’s sponsor, as well as RA Capital Management, Ally Bridge Group, Bain Capital Life Sciences, Franklin Templeton Investments, OrbiMed, Alyeska Investment Group, L.P., Casdin Capital and existing Nautilus Biotechnology shareholders including Andreessen Horowitz, Madrona Venture Group, and Vulcan Capital.

The Combined Company is expected to receive proceeds of approximately $350 million at the closing of the transaction (assuming no redemptions are effected) and will continue to operate under the Nautilus management team, led by founder and Chief Executive Officer, Sujal Patel, and founder and Chief Scientist, Parag Mallick. The boards of directors of both Arya III and Nautilus have approved the proposed transaction. Completion of the transaction, which is expected in the second quarter of 2021, is subject to approval of Arya III’s shareholders and the satisfaction or waiver of certain other customary closing conditions.

“We believe Nautilus has the potential to help revolutionize biomedicine with an ultra-sensitive, single-molecule protein analysis platform designed to comprehensively analyze and quantify the human proteome,” said Nautilus CEO, Sujal Patel. “Our long-standing relationship with Perceptive Advisors, combined with a strong syndicate of other investors, make us confident that this transaction aligns well with our goals of unlocking what we believe to be a significant opportunity in biological science, and creating long-term shareholder value.”

“When Arya III was formed, our objective was to identify a company with the potential to successfully address a significant, unmet need in biomedical science,” said Adam Stone, chief investment officer of Perceptive Advisors and CEO of Arya III. “In Nautilus, we are combining with a company we believe has the potential to transform the field of proteomics, unlocking access to the proteome and enabling fundamental advancements in biology, human health, and medicine. Over the course of our diligence, we've come to believe that the company’s innovative science, thoughtful commercialization strategy, and experienced leadership team make it an exceptional fit to meet our objectives.”

Proceeds of the business combination and PIPE will be used to advance development of Nautilus Biotechnology’s unique proteomic analysis platform, as well as growth across the company’s scientific, engineering, and commercial teams, and to support general corporate activities.

Since its founding, Nautilus has been driven by a desire to enable the biological community to rapidly and comprehensively access the proteome, thereby potentially transforming the ability to examine disease mechanisms, and develop new therapeutics and diagnostics. This mission is guided by a recognition that major advances in proteomics have lagged behind genomics, which Nautilus Biotechnology believes is primarily due to a lack of available tools for measuring the proteome as easily or completely as one can measure the genome and transcriptome.

Nautilus believes that a fundamentally new approach is required to unlock this potential opportunity in biological science. Nautilus is aiming to create a bold, disruptive technology that has the potential to dramatically accelerate the generation of proteomics-based insight, drive new discoveries, and propel this field forward to better understand our fundamental biology and the molecular mechanisms of disease.

Summary of Transaction
Current Nautilus Biotechnology stockholders and holders of outstanding equity awards are converting 100% of their existing equity interests into shares or equivalent awards of the Combined Company at an implied Nautilus Biotechnology equity value of $900 million. Current shareholders of Arya III are converting their class A ordinary shares and class B ordinary shares of Arya III into common stock of the Combined Company on a one for one basis. Assuming that no Arya III shareholders elect to redeem their shares, and taking into account their participation in the PIPE, the current stockholders of Nautilus Biotechnology, excluding Perceptive Advisors, are expected to own approximately 70% of the Combined Company after closing. Further assuming a share price of $10 per share, the Combined Company is expected to have an initial market capitalization of approximately $1.3 billion. Upon closing, it is expected that the Combined Company’s common stock will be publicly traded on Nasdaq under the ticker symbol “NAUT.”

Additional information about the transaction will be provided in a Current Report on Form 8-K that will contain an investor presentation to be filed by Arya III with the Securities and Exchange Commission (“SEC”) and will be available at www.sec.gov. In addition, Arya III intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed transaction with the SEC.

Advisors
Morgan Stanley is acting as lead financial advisor to Nautilus Biotechnology, with Cowen also acting as financial advisor to Nautilus Biotechnology. Jefferies LLC and Goldman Sachs & Co. LLC are acting as financial advisors to Arya III as well as private placement agents. Wilson Sonsini Goodrich & Rosati, P.C., is acting as legal counsel to Nautilus Biotechnology. Kirkland & Ellis LLP is acting as legal counsel to Arya III.

Conference Call and Webcast Information
Monday, February 8, 2021 at 8:00 AM ET
US Toll-Free Dial In: (855) 920-2730
US Local Dial In: +1 (469) 598-1899
Universal Int’l Dial In: +1 (913) 270-0999
Conference ID: 67993

A webcast of the conference call and associated presentation materials will also be available on Deal Roadshow:

Deal Roadshow Investor Login Details
URL: https://dealroadshow.com
Entry Code (Mon, Feb 8, 8:00AM - 9:00AM ET): NAUT2021
Direct Link: https://dealroadshow.com/e/NAUT2021

About Arya III
Arya III is a blank check company newly incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Arya III is led by Chairman Joseph Edelman, Chief Executive Officer Adam Stone, Chief Financial Officer Michael Altman and Chief Business Officer Konstantin Poukalov.

About Nautilus Biotechnology
Nautilus is a biotechnology company who is developing a proteomics platform that aims to deliver superior sensitivity more quickly, more completely, and less expensively than is currently possible. Nautilus Biotechnology aims to enable a dramatic acceleration of basic science research, significantly improve the success rate of therapeutic development, and enhance opportunities for personalized and predictive medicine.  Nautilus’ corporate headquarters is in Seattle, Washington and scientific research and development is being conducted from its San Carlos, California office and labs.

Important Information and Where to Find It
A full description of the terms of the transaction will be provided in a registration statement on Form S-4 to be filed with the SEC by Arya III that will include a prospectus with respect to the Combined Company’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of Arya III to vote on the business combination. Arya III and Nautilus urge their investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about Arya III, Nautilus Biotechnology and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of Arya III as of a record date to be established for voting on the proposed business combination. Once available, shareholders of Arya III will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: ARYA Sciences Acquisition Corp III, 51 Astor Place, 10th Floor, New York, New York 10003, Attn: Secretary. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation
Arya III and Nautilus Biotechnology and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this press release under the rules of the SEC. Information about the directors and executive officers of Arya III is set forth in Arya III’s final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”) on August 10, 2020 and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: ARYA Sciences Acquisition Corp III, 51 Astor Place, 10th Floor, New York, New York 10003, Attn: Secretary. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Arya III shareholders in connection with the potential transaction will be set forth in the registration statement containing the preliminary proxy statement/prospectus when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation
This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Arya III, the Combined Company or Nautilus Biotechnology, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Special Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed business combination, including the timing and structure of the transaction, the proceeds of the transaction, the initial market capitalization of the Combined Company, the benefits of the transaction and the Combined Company’s future financial performance, as well as statements about the potential attributes and benefits of Nautilus Biotechnology’s proteomics platform, the potential market opportunity, and the development and performance of Nautilus Biotechnology’s platform. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the business combination due to the failure to obtain approval from Arya III’s shareholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event or other circumstances that could give rise to the termination of the business combination agreement, the outcome of any legal proceedings that may be instituted against Nautilus Biotechnology or Arya III following announcement of the transactions, the risk that the proposed business combination disrupts Nautilus Biotechnology’s or Arya III’s current plans and operations as a result of the announcement of the transactions, the ability to recognize the anticipated benefits of the business combination, costs related to the business combination, the amount of redemption requests made by Arya III’s stockholders, changes in applicable laws or regulations, the possibility that the expected timeframe for, and other expectations regarding the development and performance of, Nautilus Biotechnology’s proteomic platform will differ from current assumptions, and other risks and uncertainties, including those to be included under the header “Risk Factors” in the registration statement on Form S-4 to be filed by Arya III with the SEC and those included under the header “Risk Factors” in the final prospectus of Arya III related to its initial public offering. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. Except as otherwise required by applicable law, Nautilus Biotechnology and Arya III disclaim any duty to update any forward-looking statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Contacts

Arya III:
Michael Altman
Chief Financial Officer of ARYA Sciences Acquisition Corp III
Arya3@perceptivelife.com

Nautilus Biotechnology Investor:
InvestorRelations@nautilus.bio

Nautilus Biotechnology Media:
Chris Blessington
Vice President, Corporate Marketing and Communications
chrisb@nautilus.bio